Exhibit 99.1

FOR IMMEDIATE RELEASE

Contact:

Amber Wallace

Senior Vice President, Marketing

330-720-6441

awallace@farmersbankgroup.com

Farmers National Banc Corp. Announces Regulatory Approvals

CANFIELD, OHIO, October 4, 2021 – Farmers National Banc Corp. (“Farmers” or the “Company”) (NASDAQ: FMNB), the holding company for The Farmers National Bank of Canfield (“Farmers National Bank”), today announced that it has received regulatory approvals, including approval from The Federal Reserve Bank of Cleveland and the Office of the Comptroller of the Currency, necessary to complete the proposed merger of Cortland Bancorp (“Cortland”) with and into FMNB Merger Subsidiary IV, LLC (“Merger Sub”), a newly-formed wholly-owned subsidiary of Farmers (the “Merger”) pursuant to the Agreement and Plan of Merger dated as of June 22, 2021 by and between Farmers, Cortland and Merger Sub (the “Merger Agreement”), and the related merger of Cortland’s wholly-owned subsidiary bank, The Cortland Savings and Banking Company, with and into Farmers National Bank. Subject to the approval of the Merger by the shareholders of Cortland, and the satisfaction of other customary closing conditions contained in the Merger Agreement, the Merger is expected to be completed in the fourth calendar quarter of 2021.

ABOUT FARMERS NATIONAL BANC CORP.

Founded in 1887, Farmers National Banc Corp. is a diversified financial services company headquartered in Canfield, Ohio, with over $3.3 billion in banking assets. Farmers National Banc Corp.’s wholly-owned subsidiaries are comprised of The Farmers National Bank of Canfield, a full-service national bank engaged in commercial and retail banking with 41 locations in Mahoning, Trumbull, Columbiana, Stark, Summit, Wayne, Medina, Geauga and Cuyahoga counties in Ohio and Beaver County in Pennsylvania; Farmers Trust Company, which operates five trust offices and offers services in the same geographic markets and Farmers National Insurance, LLC. Total wealth management assets under care at June 30, 2021 were $3.1 billion.

ABOUT CORTLAND BANCORP

Cortland is a financial holding company headquartered in Cortland, Ohio. Founded in 1892, the bank subsidiary, The Cortland Savings and Banking Company conducts business through 13 full-service community banking offices located in the counties of Trumbull, Mahoning, Portage, Summit, and Cuyahoga in Northeastern Ohio and a financial service center in Fairlawn, Ohio. For additional information about Cortland Bank visit http://www.cortlandbank.com.

FORWARD LOOKING STATEMENTS

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are not historical facts, but rather statements based on the Company’s current expectations regarding its business strategies and its intended results and future performance. Forward-looking statements are preceded by terms such as “expects,” “believes,” “anticipates,” “intends” and similar expressions, as well as any statements related to future expectations of performance or conditional verbs, such as “will,” “would,” “should,” “could” or “may.”

Forward-looking statements are not guarantees of future performance. Numerous risks and uncertainties could cause or contribute to the Company’s actual results, performance, and achievements to be materially different from those expressed or implied by the forward-looking statements. Factors that may cause or contribute to these differences include, without limitation, the Company’s failure to integrate Cortland and The Cortland Savings and Banking Company with the Company in accordance with expectations; deviations from performance expectations related to Cortland and The Cortland Savings and Banking Company; general economic conditions, including changes in market interest rates and changes in monetary and fiscal policies of the federal government; legislative and regulatory changes; competitive conditions in the banking markets served by the Company’s respective subsidiaries; the adequacy of the allowance for losses on loans and the level of future provisions for losses on loans; and other factors disclosed periodically in the Company’s filings with the Securities and Exchange Commission (the “SEC”) including the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 and subsequent Quarterly Reports on Form 10-Q. Such reports are available on the SEC’s website at www.sec.gov and on the Company’s website at https://www.farmersbankgroup.com under the “Investor Relations” section.

Because of the risks and uncertainties inherent in forward-looking statements, readers are cautioned not to place undue reliance on them, whether included in this release or made elsewhere from time to time by the Company or on the Company’s behalf. Forward-looking statements speak only as of the date made, and the Company assumes no duty and does not undertake to update forward-looking statements.

IMPORTANT ADDITIONAL INFORMATION.

In connection with the proposed Merger, the Company has filed with the SEC a Registration Statement on Form S-4 that includes a proxy statement of Cortland and a prospectus of the Company, as well as other relevant documents concerning the proposed transaction. The joint proxy statement/prospectus included in the Registration Statement on Form S-4 should not be read alone, but should be read in conjunction with the other information regarding the Company, Cortland and the proposed Merger that is contained in, or incorporated by reference into, the Registration Statement on Form S-4. This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale is unlawful before registration or qualification of the securities under the securities laws of the jurisdiction. No offer of securities shall be made except by means of a prospectus satisfying the requirements of Section 10 of the Securities Act.

SHAREHOLDERS OF CORTLAND AND OTHER INVESTORS ARE URGED TO CAREFULLY READ THE JOINT PROXY STATEMENT/PROSPECTUS INCLUDED IN THE EFFECTIVE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS THE COMPANY HAS FILED OR MAY FILE WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER, OR WHICH ARE INCORPORATED BY REFERENCE IN THE JOINT PROXY STATEMENT/PROSPECTUS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, CORTLAND, AND THE PROPOSED MERGER. Investors and security holders may obtain free copies of the Registration Statement on Form S-4 and other documents filed with the SEC by the Company through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by the Company are available free of charge by accessing the “Investor Relations” section of the Company’s website at www.farmersbankgroup.com or, alternatively, by directing a request to Farmers Investor Relations, Farmers National Banc Corp., 20 South Broad Street, Canfield, Ohio 44406, (330) 533-3341.

The respective directors and executive officers of the Company and Cortland and other persons may be deemed to be participants in the solicitation of proxies from Cortland shareholders with respect to the proposed Merger. Information regarding the directors and executive officers of the Company is available in its proxy statement filed with the SEC on March 12, 2021 in connection with its 2021 Annual Meeting of Shareholders. Information regarding directors and executive officers of Cortland is available on its website at www.cortlandbank.com. Other information regarding the participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the joint proxy statement/prospectus included in the Registration Statement on Form S-4 and other relevant materials filed with the SEC.